Exhibit 10.3
FIRST AMENDMENT TO
TENNECO INC. SEVERANCE BENEFIT PLAN FOR KEY EXECUTIVES
(AS AMENDED AND RESTATED EFFECTIVE DECEMBER 12, 2007)
     WHEREAS, Tenneco Inc. maintains the Tenneco Inc. Severance Benefit Plan for Key Executives (as amended and restated effective as of December 12, 2007) (the “Plan”); and
     WHEREAS, it is now desirable to amend the Plan to reflect the impact of certain senior management organizational changes.
     NOW, THEREFORE, the Plan is hereby amended, effective as of March 16, 2011 (the “Amendment Effective Date”), as follows:
     1. By substituting the following for Section 1. K. of the Plan:
     “K. “Executive Group II,” from and after the Amendment Effective Date, shall consist of each individual,
(1)	who is not a member of Executive Group I, and

(2)	who, immediately prior to the Change in Control, is an employee of a Tenneco Company who is in an executive salary grade of 6 or higher.”
     IN WITNESS WHEREOF, the Company has caused the Plan to be amended as set forth herein by its authorized officer.

TENNECO INC.
By:	/s/ Barbara A. Kluth
	Name:	Barbara A. Kluth
Its: Senior Vice President — Global Human Resources